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                                                                    EXHIBIT 10.1


                           MASTER PURCHASE, SERVICING
                            AND COLLECTION AGREEMENT



                                     BETWEEN




                               R&G MORTGAGE CORP.



                                       AND


                          GUAYNABO FEDERAL SAVINGS BANK

                             DATED FEBRUARY 16, 1990


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                           MASTER PURCHASE, SERVICING
                            AND COLLECTION AGREEMENT


     MASTER PURCHASE, SERVICING AND COLLECTION AGREEMENT, dated as of February 16, 1990 by and between Guaynabo Federal Savings Bank, a federally-chartered stock savings bank (the "Bank") and R&G Mortgage Corp., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico ("R&G").

                                   WITNESSETH

     WHEREAS, the Bank and R&G have entered into a Stock Purchase Agreement dated August 8, 1989, as amended (the "Stock Purchase Agreement");

     WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Stock Purchase Agreement that the Bank and R&G, subject to and conditioned upon all required regulatory approvals, enter into this Agreement;

     WHEREAS, R&G desires to purchase and the Bank desires to sell to R&G the right to service, pursuant to the terms of this Agreement, all first or second mortgage loans secured by residential properties, all loans secured by commercial real estate, all commercial business loans, all consumer and any other loans which are now or hereinafter included in the Bank's loan portfolio (such loans are hereinafter referred to as the "Loan(s)" and such rights are hereinafter referred to as the "Servicing Rights");

     WHEREAS, R&G desires that the Bank receive, process and make the collections of payments under the Loans so purchased and any additional other loans, and at such locations as, from time to time the parties may agree, subject to the terms hereof (the "Mortgage and Loan Payments"), and the Bank is desirous of receiving, processing and making said collections of Mortgage and Loan Payments.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:


     1.0  PURCHASE PRICE OF THE SERVICING RIGHTS.

     (a) The Bank, upon the first "Transfer Date" and each subsequent "Transfer Date," as such term is defined in section 1.0(c), below, does hereby sell, transfer, assign, set over and convey to R&G, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Bank in and to the Servicing Rights with respect to the Loans.

     (b) The purchase price of the Servicing Rights with respect to the Loans shall be a percentage of the outstanding principal of such Loans (the "Purchase Price"), and shall depend on the length of the time to maturity as follows:

          (i) For loans secured by first mortgages on residential real estate, with outstanding principal of $50,000, or below:


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          TIME TO MATURITY                        PURCHASE PRICE

          30 years or less, but
          more than 15 years                          1.00%

          15 years or less, but more
          than 10 years                               0.50%

          10 years or less                            0.25%

          (ii) For loans secured by first mortgages on residential real estate, with outstanding principal above $50,000:

          TIME TO MATURITY                        PURCHASE PRICE

          30 years or less, but
          more than 15 years                          1.25%

          15 years or less, but more
          than 10 years                               0.625%

          10 years or less                            0.30%

          (iii) For loans secured by second mortgages on residential real estate, with outstanding principal of $10,000 or less:

          TIME TO MATURITY                        PURCHASE PRICE

          10 years or less                            0.00%

          15 years or less, but
          more than 10 years                          0.125%

          20 years or less, but
          more than 15 years                          0.25%

          (iv) For loans secured by second mortgages on residential real estate, with outstanding principal greater than $10,000 but less than $15,000:

          TIME TO MATURITY                        PURCHASE PRICE

          10 years or less                            0.00%

          15 years or less, but
          more than 10 years                          0.25%

          20 years or less                            0.375%


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          (v)    For loans secured by second mortgages on residential real
     estate, with outstanding principal of $15,000 or more:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                             0.00%

          10 years or less, but
          more than 5 years                           0.25%

          15 years or less, but
          more than 10 years                          0.50%

          20 years or less, but
          more than 15 years                          0.625%

          (vi) For loans secured by commercial real estate, commercial business, consumer and other loans, with outstanding principal of less than $50,000:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                             0.00%

          10 years or less, but
          more than 5 years                           0.1875%

          15 years or less, but
          more than 10 years                          0.375%

          20 years or less, but
          more than 15 years                          0.50%

          (vii) For loans secured by commercial real estate, commercial business, consumer and other loans, with outstanding principal of $50,000 or above but not more than $100,000:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                             0.00%

          10 years or less, but
          more than 5 years                           0.375%

          15 years or less, but
          more than 10 years                          1.00%

          20 years or less, but
          more than 15 years                          1.25%



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          (viii) For loans secured by commercial real estate, commercial business, consumer and other loans, with outstanding principal above $100,000:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                             0.00%

          10 years or less, but
          more than 5 years                           0.75%

          15 years or less, but
          more than 10 years                          1.25%

          20 years or less, but
          more than 15 years                          1.25%

          (ix) For purposes of clauses (iii), (iv) and (v) the Purchase Price of second mortgages with a maturity of more than 20 years and an outstanding principal of $50,000 or less, shall be 1.00%; if the second mortgage has an outstanding principal of more than $50,000 and a maturity of more than 20 years, the Purchase Price shall be 1.25%

     (c) The Purchase Price shall be paid in immediately available funds to an account designated by the Bank on each "Transfer Date" with respect to Loans acquired hereunder. For all purposes of this Agreement, the term "Transfer Date" shall mean the date on which the Bank transfers Servicing Rights to R&G for the Purchase Price pursuant to the terms of this Agreement and shall be the first business day of the month immediately subsequent to the date of this Agreement and the first business day of each month subsequent thereto.

     2.0  CONVEYANCE OF DOCUMENTS AND INFORMATION.

     2.1 MORTGAGE SCHEDULE. As to each Loan as to which the Servicing Rights are conveyed by the Bank to R&G pursuant to this Agreement, the Bank shall identify and provide to R&G the following information ("Mortgage Loan Schedule"):

     (a) address of the mortgaged property and the name of the mortgagor thereunder;

     (b)  the principal balance as of the close of business on the Transfer
          Date;

     (c)  loan number;

     (d)  original principal amount;

     (e)  appraised value;

     (f)  due date;


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     (g)  date of origination;

     (h)  original term in months;

     (i)  the interest rate payable thereunder;

     (j)  the scheduled monthly level payment of principal and interest;

     (k)  the date of maturity;

     (l)  a code indicating the property type; and

     (m)  amount of escrow funds, if any.

     2.2 DELIVERY OF LOAN DOCUMENTS. On the Transfer Date, the Bank shall deliver to R&G copies of each of the following documents to the extent applicable, for each Loan:

     (a)  Copy of original note or other evidence of the indebtedness of a Loan.

     (b) The deed of trust or other instrument evidencing the security interest for each Loan (the "Mortgage") with evidence of recording thereon;

     (c) If the Loan is evidenced by a consolidated mortgage or consolidated loan, the recorded consolidation agreement, unless the consolidation was accomplished within the body of the most recent Mortgage of record;

     (d)  Title insurance policy;

     (e)  All assumption, extension and modification agreements;

     (f) Recorded intermediate assignments of the Mortgage, including warehousing assignments, if any;

     (g)  Guaranties of repayment of the Loan, if any;

     (h)  Any pledge agreement issued in connection with the Loan.

     (i) Each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     (j) Hazard insurance policy and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

     (k) Copy of completion survey of the property pledged as security with respect to any Loan (the "Mortgage Property") delivered in connection with the origination of the


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Loan, identifying the premises by legal description and by address and showing the dimensions of the lot and such other conditions as are customarily shown on surveys made in the locality.

     (l)  Guaranties of repayment of the Loan, if any.

     (m) If the Mortgage Property is not owner occupied the following to the extent available:

          (i) Operating statements for the Mortgage Property from the owner thereof for the last 3 years;

          (ii) Current rent roll showing tenant, space occupied, term of lease, base rent, additional rent and escalation provisions;

          (iii)  Copies of all leases, including guaranties;

          (iv) Estoppel letters from each tenant stating that the term of the lease has commenced, the space occupied, and the fact that the landlord is not in default.

     (n)  The most recent Appraisal of the Mortgage Property.

     (o)  Photograph of Mortgage Property.

     (p) Amortization schedule indicating the original principal amount, the date of origination, the interest rate, the term, the scheduled monthly payment of principal and interest and the outstanding principal balance as of the close of business on the Transfer Date.

     (q)  Management or operating agreements.

     (r) Original Certificate of Occupancy of the Mortgage Property, or legal equivalent.

     (s) Documentation relating to any full or partial releases of security or any waivers of liability.

     (t)  Loan application, if available.

     (u)  Closing statement, if available.

     (v) Tax receipts, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, the amount of funds held in escrow by the Bank and any correspondence with respect to such escrow account, general correspondence, the Bank's loan number, current and historical computerized data files, underwriting standards


                                        7

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used for origination and all other papers and records developed or originated by the Bank or others required to document the Loan or to service the Loan.


     3.0  R&G TO SERVICE THE LOANS.

     3.1 LOANS SUBJECT TO THIS AGREEMENT. The Loans of the Bank will be serviced exclusively by R&G, on the terms and conditions herein provided.

     3.2 FEE. The Bank shall pay R&G a fee for servicing the Loans (the "Servicing Fee") as follows:

          (i) For loans secured by residential real estate, with an outstanding principal balance of $50,000 and below, the Servicing Fee shall be 0.30% of the outstanding principal balance, per month;

          (ii) For loans secured by residential real estate, with an outstanding principal balance above $50,000, the Servicing Fee shall be 0.25% of the outstanding principal balance, per month;

          (iii) For loans secured by commercial real estate, commercial business, consumer and other loans, with an outstanding principal balance of $100,000 or above, the Servicing Fee shall be 0.25% of the outstanding principal balance, per month;

          (iv) For loans secured by commercial real estate, commercial, business, consumer and other loans, with an outstanding principal balance below $100,000, the Servicing Fee shall be 0.30% of the outstanding principal balance, per month;

          (v) Notwithstanding the above, for all loans secured by second mortgages, the Servicing Fee shall be a flat fee of $4.50 per loan, per month, during the first year that R&G services the Loan pursuant to this Agreement. During the second year that R&G services the Loan pursuant to this Agreement, the Servicing Fee shall be $4.00 per loan, per month; during the third year that R&G services the Loan pursuant to this Agreement, and thereafter, the Servicing Fee shall be $3.50 per loan, per month.

     4.0  ADMINISTRATION AND SERVICING OF THE MORTGAGES.

     4.1 R&G TO ACT AS SERVICER. Continuously from the date hereof until the principal and interest of the Loans are paid in full, and except as otherwise provided in this Agreement, R&G will proceed diligently to collect all payments in accordance with the terms of the Loans, as and when the same shall become due and payable. R&G will promptly discharge all the obligations of the mortgagee, as well as every obligation arising


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hereunder and under the contract of insurance issued under the National Housing
Act of 1934, as amended and supplemented (hereafter called the "Housing Act") or any guaranty issued under the Servicemen's Readjustment Act of 1984, as amended and supplemented (hereafter called the "Servicemen's Act") if applicable.

     4.2 REMITTANCE OF FUNDS. R&G on or before the 20th day of each month, will forward to the Bank all funds it has received which are applicable to the payment of principal and interest under the terms of each Loan and which have not been previously remitted to the Bank by R&G. Until such funds are remitted, R&G shall hold such funds in trust for the Bank in a custodial account. R&G will also hold in trust for the Bank in a custodial account all other funds received and shall apply these funds in accordance with the terms of the Mortgage, this Agreement and any applicable regulations of the Housing Act and Servicemen's Act. Said funds will be maintained in a separate account at the Bank.

     4.3 NOTICES. R&G shall advise the Bank monthly as to the status of each Loan, including a description of the Loan balance at the beginning of the period covered, all payments of all interest, principal and maintenance charges and the outstanding balance as of the end of the period covered. The term "Maintenance Charges" as herein used means all payments for whatever purpose required by the terms of the Loan other than principal and interest. R&G will submit annually a certification as to payment of real estate taxes, property insurance, and where applicable, FHA or private mortgage insurance.

     4.4  ASSIGNMENT.

     (a) Upon any subsequent assignment of the Loan, the Bank shall mail written notice thereof to R&G, giving the name and address of the Assignee. Until R&G receives such written notice, the Bank shall be presumed to continue to be the owner of the Loan and R&G will be fully protected in continuing to make payments of principal and interest to the Bank. Upon such assignment by the Bank, the Bank shall be IPSO FACTO released from any and all obligations hereunder.

     (b) R&G may assign its rights and obligations to service the Mortgage only with the written consent of the Bank to another duly qualified institution.
Upon such assignment by R&G, R&G shall be IPSO FACTO released from any and all obligations hereunder.

     4.5 HAZARD INSURANCE. During the term of this Agreement R&G will ensure that at all times while a Loan covered by this Agreement is outstanding, all of the buildings upon the premises covered by the Loan are kept insured against loss or damage by fire and the perils normally insured against by extended coverage, without co-insurance and with the standard mortgagee clause without contribution by the Bank, by insurance companies satisfactory to the Bank but at the Bank's expense in the event of failure by the mortgagor or other owner to maintain such insurance in force. The amount of coverage will be equal to the unpaid principal balance of the Loan or the full insurable value of such buildings and improvements upon the premises covered by the Loan, whichever is the lesser.


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     R&G shall promptly notify the Bank in writing of any damage by fire or other loss to the Mortgage Property when R&G learns of same and such damage exceeds One Thousand Dollars ($1,000.00).

     R&G shall process and endorse on behalf of the Bank, fire and extended coverage loss drafts payable to the Bank where the total is One Thousand Dollars ($1,000.00) or less.

     4.6 INSPECTIONS. R&G at its own expense will make inspections of the Mortgage Property, under any of the following circumstances:

     (a) When R&G becomes aware of fire or other damage to the Mortgage Property and the amount of damage exceeds One Thousand Dollars ($1,000.00).

     (b) When the Loan payments become delinquent and the Mortgage Property is to be inspected as part of R&G's normal collection cycle.

     (c) When R&G has to make inspections pursuant to information received from any regulatory authority having jurisdiction.

     (d) Under any other circumstances, in order to comply with Department of Veterans Affairs, FHA, or private mortgage insurance regulations, if applicable.

     4.7 NOTICES REQUIRED. R&G shall promptly notify the Bank in writing of any of the following which may come to the attention of R&G:

     (a)  Any loss or damage by fire.

     (b) Any failure by the borrower to perform any covenant or obligation under the Loan, if such failure continues for a period of thirty (30) days.

     (c) Any sale or transfer of the legal or equitable title to any Mortgage Property, and the date of the instrument transferring the title thereto.

     (d) Any vacancy in the Mortgage Property continuing for more than two (2) months.

     (e) Any lack of repair or other deterioration or waste suffered or committed in respect of any Mortgage Property.

     (f)  Abandonment of the Mortgage Property.

     (g) Any other matter which would adversely affect or result in the diminution of value of the security for any Loan.


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     (h)  Under any other circumstances, in order to comply with Department of
Veterans Affairs, FHA, or private mortgage insurance regulations, if applicable.

     4.8 COMPLIANCE. R&G will comply in all respects with the Housing Act and the Servicemen's Act wherever applicable, and with all rules and regulations issued thereunder as the same apply to the obligations of the mortgagee, including the maintenance of records and giving of notice, insofar as they may apply so that, the full benefit of any contract of insurance or any guaranty will inure to the benefit of the Bank.

     4.9 DEFAULTS AND FORECLOSURE. In case of default on any Loan by the borrower, the Bank, if it so elects, shall have the right to institute foreclosure proceedings or, at its option, may authorize R&G to institute and conduct foreclosure proceedings on its behalf or acquire the property by other means. R&G will conduct all proceedings in accordance with the Housing Act or the Servicemen's Act or the requirements of a private insurer, if applicable, and as the case may be, and if the property is conveyed to the Federal Housing Administration or the Secretary of the Department of Veterans Affairs, R&G will, if requested by the Bank, attend to all settlement proceedings incidental to such conveyance. The Bank will reimburse R&G for all reasonable attorneys' fees and costs and all other reasonable out-of-pocket expenses in connection with the foreclosure. Service foreclosure be paid by the Bank to R&G based on the interest collected by the Bank in the claim filed with the Department of Veterans Affairs or Federal Housing Administration, if applicable. R&G will notify the Bank of any attorney's fees with respect to foreclosure proceedings on any Loan of $450.00, exclusive of expenses.

     4.10 RECORDS. R&G agrees that a representative of the Bank may at any time during ordinary business hours examine all books and records of R&G relating to any of the Loans serviced under the terms of this Agreement.

     4.11 FIDELITY INSURANCE. While this Agreement is in force, R&G shall, at its expense, maintain at all times policies of fidelity, theft, forgery and errors and omission insurance. Such policies shall be in amounts and with coverage satisfactory to the Bank, and shall be written to provide for notice of cancellation to the Bank. Upon execution of this Agreement, R&G shall provide each policy showing such coverage to the Bank and R&G shall promptly provide the Bank with copies of any changes of such policies.

     4.12 TERMINATION OF R&G'S SERVICING OF LOANS. The Bank may, at its option and subject to the provisions in Section 11.0, by ninety (90) days written notice to R&G, terminate this Agreement as to Loans being serviced by R&G with or without cause.

     5.0  BANK TO COLLECT LOAN PAYMENTS.

     (a) By mutual agreement of the parties, the Bank will provide for the receipt of payments of the Loans and any other loans serviced by R&G. Nothing herein shall release R&G from its obligations pursuant to the remaining terms of this Agreement, PROVIDED,


                                       11

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however, that the Bank shall be under no obligation to provide for the receipt of payments in arrears.

     (b) R&G shall pay the Bank a fee on a monthly basis for each transaction represented by one payment, or a group of payments covered by one receipt, made by one borrower on each occasion, as per the following schedule:

                NUMBER OF TRANSACTIONS    CUMULATIVE FEE ($)

                      1,000 and less           $1.00
                      1,000 to 1,500           $0.90
                      1,500 to 2,000           $0.80
                      2,000 to 2,500           $0.70
                      2,500 to 3,000           $0.60
                      3,000 and up             $0.50

     (c) R&G shall provide computer equipment to the Bank to assist the Bank in providing its services under this Section 5.0.

     6.0  R&G TO OFFER SECURITIZATION SERVICES.

     At no extra charge to the Bank, and upon execution of this Agreement, R&G shall proceed to review the Loans for the purpose of securitizing and including said Loans in mortgage-backed securities (the "Mortgage-Backed Securities").
R&G may, upon such terms as the Bank and R&G agree to, issue the Mortgage-Backed Securities. Upon issuance of the Mortgage-Backed Securities, if any, R&G shall continue to service the Loans included therein, and shall be paid a Servicing Fee in accordance with Section 1.0 hereof, net of any charges to be paid as cost of securitization to the Federal National Mortgage Association and/or the Federal Home Loan Mortgage Corporation. Any excesses in rounding above the minimum Servicing Fees will be reimbursed to the Bank on a monthly basis.

     7.0  REPRESENTATIONS AND WARRANTIES OF THE BANK.

     The Bank hereby represents and warrants to R&G that:

     (a) The Bank is a federally-chartered savings bank duly organized, validly existing, and in good standing under the laws of the United States and the Commonwealth of Puerto Rico and has all licenses necessary to carry on its business as now being conducted; the Bank has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Bank and the consummation of the transactions contemplated hereby have been duly and


                                       12

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validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Bank; and all requisite corporate action has been taken by the Bank to make this Agreement valid and binding upon the Bank in accordance with its terms;

     (b) The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of the charter or by-laws of the Bank or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other instrument to which the Bank or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject;

     (c) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a material fact necessary to make the statements contained therein or herein not misleading;

     (d) The origination and collection practices used by the Bank with respect to each Loan, the Servicing Rights of which are acquired hereby, have been in all material respects legal, proper, prudent and customary in the mortgage servicing business;

     (e) The Bank does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

     (f) The Bank is an approved seller/servicer of conventional mortgage loans for FNMA in good standing and the Bank's deposits are insured by the FSLIC to the maximum extent permitted by law.

     (g) The Bank has full right and power to hold and to transfer the Servicing Rights to R&G free and clear of any equity, lien, pledge charge, claim, participation interest, security interest or any other encumbrance.

     (h) Upon execution of this Agreement, R&G shall have the exclusive right to service any Loan owned by the Bank, or that in the future may be owned by the Bank.

     (i) As to each Loan, as to which R&G is acquiring the Servicing Rights, the Bank has furnished all the documents that it must produce hereunder and all such documents, to the best knowledge of the Bank, are true and correct in all material respects.

     (j) The Bank is relying and shall rely upon R&G's representations and warranties in connection with the execution, performance and delivery of this Agreement, notwithstanding any investigation made by the Bank or otherwise on the Bank's behalf.


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     On any Transfer Date, or upon any request to R&G by the Bank to service any
Loans, as applicable, the Bank shall be deemed to repeat all the foregoing representations and warranties.

     8.0  REPRESENTATIONS AND WARRANTIES OF R&G.

     (a) R&G is a mortgage banking firm duly organized, validly existing, and in good standing under the laws of the Commonwealth of Puerto Rico and has all licenses necessary to carry on its business as now being conducted; R&G has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by R&G and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of R&G; and all requisite corporate action has been taken by R&G to make this Agreement valid and binding upon R&G in accordance with its terms;

     (b) The consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of the certificate of incorporation or by-laws of R&G or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other instrument to which R&G or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which R&G or its property is subject;

     (c) Neither this Agreement nor any statement, report or other document furnished or to be furnished by R&G pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a material fact necessary to make the statements contained therein or herein not misleading;

     (d) R&G does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

     (e) R&G is relying and shall rely upon the Bank's representations and warranties in connection with the execution, performance and delivery of this Agreement, notwithstanding any investigation made by R&G or otherwise on R&G's behalf.

     (f) R&G is an approved seller/servicer of conventional mortgage loans for FNMA in good standing.


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     9.0  CONDITIONS PRECEDENT.

     (a) The parties shall have obtained such licenses, permits and approvals of Federal and Commonwealth regulatory agencies, to the extent that their approvals or consents are required by applicable law or regulations, for the consummation of the transactions contemplated hereby and as may be required in order for the fulfillment of the parties' obligations.

     (b) All actions, proceedings, instruments and documents deemed necessary or appropriate by R&G or the Bank, as the case may be, to effectuate this Agreement and the consummation of the transactions contemplated hereby, or incidental thereto, shall have been received or completed.

     (c) The Bank shall have terminated any and all agreements with any third party to service any Loan owned by the Bank heretofore in force and effect; PROVIDED, HOWEVER, that any cancellation fee incurred by the Bank in terminating any such agreement or agreements shall be reimbursed by R&G to the Bank.

     10.0 COVENANTS OF THE BANK AND R&G.

     (a) Each of the Bank and R&G will use their best efforts to obtain any consents of third parties and regulatory approvals required for the consummation of this Agreement and the transactions contemplated hereby and provided that unreasonable effort or expense is not required, and will give full cooperation to obtain all necessary consents, approvals and authorizations subsequent to the date hereof to the extent that such consent, approvals and authorizations are not obtained prior to the date hereof.

     (b) The Bank and R&G shall respectively execute and deliver such documents and instruments and do such other things as be reasonably required more fully and definitely to vest in the parties such rights, powers, duties, responsibilities, obligations and liabilities of the Bank and R&G as is contemplated hereunder.

     (c) Each and every representation and warranty made by R&G and the Bank shall survive the execution and delivery of this Agreement, and shall be deemed to have been effectively repeated by R&G and the Bank, as the case may be, upon:
(i) each Transfer Date and (ii) any collection by the Bank of any loan payment pursuant to Section 5.0 hereof.

     11.0 TERMINATION FEE.

     The Bank may terminate this Agreement at any time without cost or obligation in the event that R&G shall lose its status as an approved seller/servicer under governmental programs. If this Agreement is terminated for any reason other than as set forth in the preceding sentence, the Bank shall pay R&G a termination fee (the "Termination Fee"). If this Agreement is terminated within two years of any Transfer Date, the Termination Fee shall be equal to 100% of the Purchase Price for any such transfer. If this Agreement is terminated after two years from any Transfer Date, but before five years from the Transfer Date, the Termination Fee shall be 80% of the Purchase Price for any such transfer. If this Agreement is terminated after five years, but before seven years after the Transfer Date, the Termination Fee shall be 70% of the Purchase Price for any such transfer. If this Agreement is terminated after seven years, but before nine years after the Transfer Date, the Termination Fee shall be 60% for any such transfer. If this Agreement is terminated after nine years after the Transfer Date, the Termination Fee shall be 50% of the Purchase Price for any such transfer.

     R&G shall promptly deliver to any successor to its responsibilities hereunder any funds due and payable to the Bank and all documents and statements held by it hereunder and R&G shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of R&G.

     12.0 AMENDMENT.

     This Agreement may be amended from time to time by the Bank and R&G, subject to and conditioned upon all necessary regulatory approvals, by written agreement signed by the Bank and R&G.

     13.0 GOVERNING LAW.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Puerto Rico and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Nothing herein expressed or implied is intended or shall be construed to confer upon or to give to any person or entity other than the parties hereto, any rights or remedies under or by reason of this Agreement.

     14.0 NOTICES.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, to (a) in the case of the Bank, Jardines Shopping Center, Guaynabo, Puerto Rico 00657, Attention: President, or such other address as may hereafter be furnished to R&G in writing by the Bank, (b) in the case of R&G, G.P.O. Box 2394, San

Juan, Puerto Rico 00936, Attention: Mr. Victor Galan, or such other address that may be furnished to the Bank in writing by R&G.

     15.0 SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement which is not essential to the effectuation or the basic purpose of this Agreement is held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     16.0 INDEMNIFICATION.

     R&G shall indemnify the Bank and hold it harmless against any loss, liability or expense (including reasonable legal and other fees and expenses) arising out of or in connection with the performance of its duties hereunder, except that the Bank shall not be indemnified against any such loss, liability or expense arising out of its bad faith, gross negligence or willful failure to perform its obligations hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith. The Bank shall notify R&G in writing of the written assertion of a claim against the Bank or the summons or other legal process commencing any action against it promptly after the Bank shall have received any such written assertion of a claim or shall have been served with a summons or other legal process giving information as to the nature and basis of the claim. R&G shall be entitled to participate in the defense of any such claim or legal action, and if it so elects at any time after receipt of such notice, R&G may assume the defense of any suit brought to enforce any such claim, PROVIDED, HOWEVER, that if separate defenses to any such suit are available to the Bank which require that it be represented by separate counsel, then R&G shall be responsible for payment of reasonable attorney's fees of one separate counsel.

     17.0 EXECUTION.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     18.0 NO ASSIGNMENT.

     Neither the Bank nor R&G shall assign this Agreement without the prior written consent of the Bank and R&G.

     IN WITNESS WHEREOF, the Bank and R&G have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                      GUAYNABO FEDERAL SAVINGS BANK


                                      By:    /s/ Martin J. Rovira
                                            -----------------------------------
                                      Name:  Martin J. Rovira
                                      Title: Chief Executive Officer




                                      R&G MORTGAGE CORP.


                                      By:    /s/ Victor J. Galan
                                             -----------------------------------
                                      Name:  Victor J. Galan
                                      Title: President

                        Amendment To The Master Purchase,
                       Servicing and Collection Agreement
                                 (April 1, 1991)

                                AMENDMENT TO THE
                           MASTER PURCHASE, SERVICING
                            AND COLLECTION AGREEMENT

                          executed previously between

                              R & G MORTGAGE CORP.

                                      and

                GUAYNABO FEDERAL SAVINGS BANK (NOW R & G FEDERAL
                                  SAVINGS BANK)

                              on February 16, 1990


     This AMENDMENT to the MASTER PURCHASE, SERVICING AND COLLECTION AGREEMENT, executed on April 1, 1991, by and between R & G Mortgage Corp., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico ("R & G") and R & G Federal Savings Bank, a federally-chartered stock savings bank (the "Bank").

                                   WITNESSETH

     WHEREAS, R & G and the Bank entered into a Master Purchase, Servicing and Collection Agreement dated February 16, 1990; and

     WHEREAS, on its ordinary meeting held on March 27, 1991, the Board of Directors of the Bank, pursuant to the recommendation of its Ancillary Agreements Committee, resolved to approve a request by R & G to establish a securitization fee of .125% to be calculated on the principal balance of of every mortgage loan which is pooled into a mortgage-backed security.

     NOW, THEREFORE, intending to legally bound, the parties hereby agree to amend the Agreement as follows:

     I. The first sentence in Section 6.0 of the Agreement is hereby amended and restated to read as follows:

        Upon execution of this Agreement, R & G shall proceed to review the Loans for the purpose of securitizing and including said Loans in mortgage-backed securities (the "Mortgage-Backed Securities"), and will charge the Bank for this service a Securitization Fee of .125% to be calculated on the principal balance of every mortgage loan which is pooled under this Agreement, at the time of such securitization.

     II. The rest, residue and remainder of the Agreement is hereby reaffirmed, ratified and ncorporated as if fully set forth herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Agreement this April 1, 1991.



                                      R & G Federal Savings Bank


                                      By: /s/ Osvaldo Domenech
                                          --------------------------------------
                                          Osvaldo Domenech
                                          Executive Vice President



                                      R & G Mortgage Corp.


                                      By: /s/ Ramon Prats
                                          --------------------------------------
                                          Ramon Prats
                                          Executive Vice President

                        Amendment to the Master Purchase,
                       Servicing and Collection Agreement
                               (December 1, 1991)

                                AMENDMENT TO THE
                           MASTER PURCHASE, SERVICING
                            AND COLLECTION AGREEMENT

                           executed previously between

                              R & G MORTGAGE CORP.

                                       and

                          GUAYNABO FEDERAL SAVINGS BANK
                        (NOW R & G FEDERAL SAVINGS BANK)

                              on February 16, 1990

     This AMENDMENT to the MASTER PURCHASE, SERVICING AND COLLECTION AGREEMENT, executed on December 1, 1991, by and between R & G Mortgage Corp., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico ("R & G") and R & G Federal Savings Bank, a federally-chartered stock savings bank (the "Bank").

                                   WITNESSETH

     WHEREAS, a R & G and the Bank entered into a Master Purchase, Servicing and Collection Agreement dated February 16, 1990; which was subsequently amended on April 1, 1991; and

     WHEREAS, on its ordinary meeting held on November 26, 1991, the Board of Directors of the Bank, pursuant to the recommendation of its Ancillary Agreements Committee, resolved to establish a securitization fee of 0.25% to be calculated on the principal balance of every mortgage loan which is pooled into a mortgage-backed security.

     NOW, THEREFORE, intending to legally bound, the parties hereby agree to amend the Agreement as follows:

     I. The first sentence in Section 6.0 of the Agreement is hereby amended and restated to read as follows:

     Upon execution of this Agreement, R & G shall proceed to review the Loans for the purpose of securitizing and including said Loans in mortgage-backed securities (the "Mortgage-Backed Securities"), and will charge the Bank for this service a Securitization Fee of 0.25% to be calculated on the principal balance of every mortgage loan which is pooled under this Agreement, at the time of such securitization.

     II. The rest, residue and remainder of the Agreement is hereby reaffirmed, ratified and incorporated as if fully set forth herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Agreement this December 1, 1991.


                                      R & G FEDERAL SAVINGS BANK


                                      By:  /s/ Osvaldo Domenech Rivera
                                           -------------------------------------
                                           Osvaldo Domenech Rivera
                                           Executive Vice President



                                      R & G MORTGAGE CORPORATION


                                      By:  /s/ Ramon Prats
                                           -------------------------------------
                                           Ramon Prats
                                           Executive Vice President

                        Amendment to the Master Purchase,
                       Servicing and Collection Agreement
                               (February 1, 1994)

                                AMENDMENT TO THE
                           MASTER PURCHASE, SERVICING
                            AND COLLECTION AGREEMENT

                           executed previously between

                              R & G MORTGAGE CORP.

                                       and

                          GUAYNABO FEDERAL SAVINGS BANK
                        (NOW R & G FEDERAL SAVINGS BANK)

                              on February 16, 1990


     This AMENDMENT to the MASTER PURCHASE, SERVICING AND COLLECTION AGREEMENT, executed on February 1, 1994, by and between R & G Mortgage Corp., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico ("R & G") and R & G Federal Savings Bank, a federally-chartered stock savings bank (the "Bank").

                                   WITNESSETH

     WHEREAS, a R & G and the Bank entered into a Master Purchase, Servicing and Collection Agreement dated February 16, 1990; which was subsequently amended on April 1, 1991; and on December, 1, 1991;

     WHEREAS, on its ordinary meeting held on January 27, 1994, the Board of Directors of the Bank, pursuant to the recommendation of its Ancillary Agreements Committee, resolved to establish a securitization fee to be calculated on the principal balance of every mortgage loan which is pooled into a mortgage-backed security, and using as a basis for the determination of such securitization fee, the premium that is generated on the sale of each mortgage-backed security;

     NOW, THEREFORE, intending to legally bound, the parties hereby agree to amend the Agreement as follows:

     I. The first sentence in Section 6.0 of the Agreement is hereby amended and restated to read as follows:

     "Upon execution of this Agreement, R & G shall proceed to review the Loans for the purpose of securitizing and including said Loans in mortgage-backed securities (the "Mortgage-Backed Securities"), and will charge the Bank for this service a Securitization Fee to be calculated on the principal balance of every mortgage loan which is pooled under this

Agreement, at the time of such securitization, which Securitization Fee will vary in accordance with the premium that is generated on the sale of each mortgage-backed security as follows; (a) If the premium on sale is from 0% to 2% then the Fee will be equal to .0025%; (b) If the premium on sale is more than 2%, and up to 3%, the Fee will be equal to .00375, and (c) If the premium on sale is more than 3%, the Fee will be equal to .0050% "

     II. The rest, residue and remainder of the Agreement is hereby reaffirmed, ratified and incorporated as if fully set forth herein.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Agreement this February 1, 1994



                                   R & G FEDERAL SAVINGS BANK


                                   By:  /s/ Osvaldo Domenech Rivera
                                        -------------------------------------
                                        Osvaldo Domenech Rivera
                                        Executive Vice President



                                   R & G MORTGAGE CORPORATION


                                   By:  /s/ Ramon Prats
                                        -------------------------------------
                                        Ramon Prats
                                        Executive Vice President

                        Amendment to the Master Purchase,
                       Servicing and Collection Agreement
                                 (July 1, 1994)

                                AMENDMENT TO THE
                           MASTER PURCHASE, SERVICING
                            AND COLLECTION AGREEMENT

                           executed previously between

                              R & G MORTGAGE CORP.

                                       and

                          GUAYNABO FEDERAL SAVINGS BANK
                        (NOW R & G FEDERAL SAVINGS BANK)

                              on February 16, 1990

     This AMENDMENT to the MASTER PURCHASE, SERVICING AND COLLECTION AGREEMENT, executed on July 1, 1994, by and betwenn R & G Mortgage Corp., a mortgage banking firm organized under the laws of the Commonwealth of Puerto Rico (R & G) and R. & G Federal Savings Bank, a federally-chartered stock savings bank (the "Bank").

                                   WITNESSETH

     WHEREAS, a R & G and the Bank entered into a Master Purchase, Servicing and Collection Agreement dated February 16, 1990; which was subsequently amended on April 1, 1991; on December, 1, 1991;
and on February 1, 1994;

     WHEREAS, on its ordinary meeting held on June 30, 1994, the Board of Directors of the Bank, pursuant to the recommendation of its Ancillary Agreements Committee, resolved to provide for the granting, by the Bank to R&G, of the right to service the loans which are contemplated under the Agreement, on a sixty-days advance cancellation, non-exclusive basis; to provide for the payment, by R&G to the Bank, of a consideration for such servicing as described below, only when, and if, any loans serviced under the Agreement are sold by the Bank, be it on a securitized or on a whole loan sales basis; to provide for a reduction in the service fees to be paid by the Bank to R&G under the Agreement, as indicated below; and to provide for the maintenance, by R&G, of balances in its "escrow" accounts at the Bank of not less than an average of $10 million monthly during the term of the Agreement;

     NOW, THEREFORE, intending to legally bound, the parties hereby agree to amend the Agreement as follows:

     I. Subsection (b) of Section 1.0 of the Agreement is hereby amended and restated to read as follows;

     "(b) The purchase price of the Servicing Rights with respect to the Loans shall be a percentage of the outstanding principal of such Loans (the "Purchase Price"), shall depend on the length of the remaining time to maturity, and will be paid to the Bank only when and if the Bank sells such Loans, be it on a securitized or on a whole loan sales basis, as follows;

          (i) For loans secured by first mortgages on residential real estate, with outstanding principal of $50,000, or below:

          TIME TO MATURITY                        PURCHASE PRICE

          30 years or less, but

          more than 15 years                      0.80%

          15 years or less, but
          more than 10 years                      0.20%

          10 years or less                        0.05%

          (ii) For loans secured by first mortgages on residential real estate, with outstanding principal above $50,000:

          TIME TO MATURITY                        PURCHASE PRICE

          30 years or less, but
          more than 15 years                      1.00%

          15 years or less, but
          more than 10 years                      0.425%

          10 years or less                        0.10%

          (iii) For loans secured by second mortgages on residential real estate, with outstanding principal of $10,000 or less:

          TIME TO MATURITY                        PURCHASE PRICE

          10 years or less, but
          more than 15 years                      0.00%

          15 years or less, but
          more than 10 years                      0.00%

          20 years or less                        0.05%

          (iv) For loans secured by second mortgages on residential real estate, with outstanding principal greater than $10,000 but less than $15,000:

          TIME TO MATURITY                        PURCHASE PRICE

          10 years or less,                       0.00%

          15 years or less, but
          more than 10 years                      0.05%

          20 years or less, but
          more than 15 years                      0.175%

          (v) For loans secured by second mortgages on residential real estate, with outstanding principal of $15,000 or more:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                         0.00%

          10 years or less, but
          more than 5 years                       0.00%

          15 years or less, but
          more than 10 years                      0.25%

          20 years or less, but
          more than 15 years                      0.425%

          (vi) For loans secured by commercial real estate, commercial business, consumer and other loans, with outstanding principal of $50,000:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                         0.00%

          10 years or less, but
          more than 5 years                       0.00%

          15 years or less, but
          more than 10 years                      0.175%

          20 years or less, but
          more than 15 years                      0.30%

          (vii) For loans secured by commercial real estate, commercial business, consumer and other loans, with outstanding principal of $50,000 or above but not more than $100,000:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                         0.00%

          10 years or less, but
          more than 5 years                       0.175%

          15 years or less, but
          more than 10 years                      0.80%

          20 years or less, but
          more than 15 years                      1.05%

          (viii) For loans secured by commercial real estate, commercial business, consumer and other loans, with outstanding principal above $100,000:

          TIME TO MATURITY                        PURCHASE PRICE

          5 years or less                         0.00%

          10 years or less, but
          more than 5 years                       0.55%

          15 years or less, but
          more than 10 years                      1.05%

          20 years or less, but
          more than 15 years                      1.05%

          (ix) For purposes of clauses (iii), (iv)) and (v), the Purchase Price of second mortgages with a maturity of more than 20 years and an outstanding principal of $50,000 or less shall be 0.80; if the second mortgage has an outstanding principal of more than $50,000 and a maturity of more than 20 years, the Purchase Price shall be 1.05%."

          II. Sections 3.1 and 3.2 of the Agreement are hereby amended and restated to read as follows;

          3.1 LOANS SUBJECT TO THIS AGREEMENT. The Loans of the Bank will be serviced by R&G on a non-exclusive basis, subject to a sixty (60) days cancellation notice, on the terms and conditions herein provided.

          3.2 FEE. The Bank shall pay R&G a fee for servicing the Loans (the "servicing fee") as follows:

          (i) For loans secured by residential real estate, with an outstanding principal balance of $50,000 and below, the Servicing Fee shall be 0.2500 of the outstanding principal balance per month:

          (ii) For loans secured by residential real estate, with an outstanding principal balance above $50,000, the Srvicing Fee shall be 0.20% of the outstanding principal balance, per month;

          (iii) For loans secured by commercial real estate, commercial business, consumer and other loans, with an outstanding principal balance of $100,000 or above, the Servicing Fee shall be 0.20% of the outstanding principal balance, per month;

          (iv) For loans secured by commercial real estate, commercial business, consumer and other loans, with an outstanding principal balance below $100,000, the Servicing Fee shall be 0.25% of the outstanding principal balance, per month;

          (v) Notwithstanding the above, for all loans secured by second mortgages, the Servicing Fee shall be a flat fee of $4.00 per loan, per month, during the first year that R&G services the Loan pursuant to this Agreement. During the second year that R&G services the Loan pursuant to this Agreement, the Servicing Fee shall be $3.50 per loan, per month; during the third year that R&G services the Loan pursuant to this Agreement, and thereafter, the Servicing Fee shall be $3.00 per loan, per month.

          (vi) R&G will maintain balances in its "escrow" accounts at the Bank of not less than an average of TEN MILLION DOLLARS ($10,000,000) monthly during the term of the Agreement."

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Agreement this July 1, 1994.



                                      R & G FEDERAL SAVINGS BANK


                                      By: /s/ Osvaldo Domenech Rivera
                                          --------------------------------------
                                          Osvaldo Domenech Rivera
                                          Executive Vice President



                                      R & G MORTGAGE CORPORATION


                                      By: /s/ Ramon Prats
                                          --------------------------------------
                                          Ramon Prats
                                          Executive Vice President